EX.99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of The Needham Funds, Inc., does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of The Needham Funds, Inc. for the period ended June 30, 2025 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of The Needham Funds, Inc. for the stated period.

/s/ George A. Needham	/s/ James W. Giangrasso
George A. Needham	James W. Giangrasso
President (Principal Executive Officer)	Treasurer and Secretary (Principal Financial
The Needham Funds, Inc.	Officer) The Needham Funds, Inc.

Dated:	August 27, 2025	Dated:	August 27, 2025

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by The Needham Funds, Inc. for purposes of Section 18 of the Securities Exchange Act of 1934.